UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 23, 2020

Cohu, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	COHU	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers

Cohu, Inc. (“Cohu”), after considering the uncertainty and adverse business impacts of the COVID-19 virus pandemic, the Compensation Committee of the Board of Directors met on March 24, 2020 and proactively approved temporary base salary reductions for our NEOs, as set forth below. The Compensation Committee of Cohu’s Board of Directors may review, change or end the temporary salary reduction program at its discretion in the future.

Set forth below is a summary of the temporary base salary reductions, on an annualized basis, for Cohu’s named executive officers as identified in Cohu’s proxy statement for its 2020 annual meeting of stockholders, as filed on March 25, 2020:

	January 1, 2019	July 29, 2019	February 24, 2020	April 6, 2020
Named Executive Officer	Base Salary	Base Salary	Base Salary	Base Salary
Luis A. Müller	$595,000	$565,250	$595,000	$476,000
Jeffrey D. Jones	$380,000	$361,000	$380,000	$323,000
Christopher G. Bohrson	$350,000	$332,500	$350,000	$297,500
Thomas D. Kampfer	$335,000	$318,250	$335,000	$284,750
Pascal Rondé (1)	$363,421	$346,956	$358,400	$304,639
(1)	Mr. Rondé is paid in Euros and the base salary rates above have been converted to U.S. Dollars as required by SEC rules.

Item 8.01 Other Events

In addition to the above, and also after considering the uncertainty and adverse business impacts of the COVID-19 virus pandemic, the Board of Directors met on March 23, 2020 and proactively approved temporary cash retainer and fee reductions for non-employee directors in the amount of 20%, effective as of second fiscal quarter 2020. Cohu’s Board of Directors may review, change or end the temporary cash retainer and fee reduction program at its discretion in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

March 25, 2020	By:	/s/ Jeffrey D. Jones
Name: Jeffrey D. Jones
Title: VP Finance and Chief Financial Officer